SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  FORM 8-K/A-1

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 17, 1999



                       United International Holdings, Inc.
               (Exact Name of Registrant as Specified in Charter)


     Delaware                         0-21974                  84-1116217
  (State or other                   (Commission                (IRS Employer
  jurisdiction of                   File Number)               Identification #)
  incorporation)



             4643 South Ulster Street, Suite 1300, Denver, CO 80237
                     (Address of Principal Executive Office)


                                 (303) 770-4001
              (Registrant's telephone number, including area code)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
----------------------------------------------

On February 17, 1999, United Pan-Europe Communications N.V. ("UPC"), a wholly-owned subsidiary of United International Holdings, Inc. (the "Registrant"), acquired the remaining 49% of United Telekabel Holding N.V. ("UTH") that it did not own (the "NUON Transaction"). This transaction completed the purchase of a 100.0% interest in N.V. TeleKabel Beheer from N.V. Nuon Energie-Onderneming voor Gelderland, Friesland en Flevoland ("NUON") in which a 51.0% interest was initially acquired in connection with the formation of UTH on August 6, 1998 (the "UTH Transaction"). UPC purchased the 49% interest from NUON for euro235,085,926 ($272,663,793). In addition, UPC repaid NUON and assumed from NUON a euro15,101,253 ($17,515,149) subordinated loan, including accrued interest, owed by UTH to NUON. The purchase of NUON's interest and payment of the loan were funded with proceeds from UPC's initial public offering. Following the acquisition UPC indirectly owns 100% of UTH. UTH owns and operates cable-based communications networks in The Netherlands.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
------------------------------------------

(a)       FINANCIAL STATEMENTS

          The historical financial statements of N.V. TeleKabel Beheer required to be presented in this Form 8-K/A-1 are incorporated by reference from UPC's previously filed Registration Statement on Form S-1 (Registration No. 333-67895), a copy of which is attached hereto as
          Exhibit 99.1.

(b)       PRO FORMA FINANCIAL INFORMATION

          The pro forma consolidated condensed balance sheet and statements of operations and notes thereto set forth below do not purport to represent what the Registrant's results of operations would actually have been if such transactions had in fact occurred on such dates. The pro forma adjustments are based upon currently available information and upon certain assumptions that the Registrant believes are reasonable. The unaudited pro forma consolidated condensed financial information and accompanying notes should be read in conjunction with the Registrant's audited consolidated financial statements and the notes thereto, and other financial information pertaining to the Registrant, previously filed with the Securities and Exchange Commission, as well as pro forma financial statement information for UPC incorporated by reference herein from UPC's previously filed Registration Statement on Form S-1 (Registration Statement No. 333-67895), a copy of which is attached hereto as Exhibit 99.1.

          The following unaudited Registrant pro forma consolidated condensed balance sheet gives effect to the NUON Transaction as if it had occurred on November 30, 1998. The unaudited pro forma effects on the balance sheet assume (1) elimination of UPC's equity investment in UTH, (2) the purchase of the remaining 49% interest in UTH, including the purchase price allocation related to the acquisition, and (3) additional debt assuming that the acquisition of the remaining 49% ownership interest in UTH would have been funded with debt.

                                                                                      As of November 30, 1998
                                                                                --------------------------------------
                                                                                                NUON           Pro
         Registrant Consolidated Condensed Balance Sheet:                       Historical   Transaction      Forma
                                                                                ----------   -----------    ----------
                                                                                (United States dollars, in thousands)
         ASSETS:
         Cash and cash equivalents............................................  $   67,200     $  1,348     $   68,548
         Restricted cash......................................................      10,378           --         10,378
         Short-term liquid investments........................................      35,370           --         35,370
         Subscriber receivables, net..........................................      11,784        7,268         19,052
         Costs to be reimbursed by affiliated companies, net..................      19,013           --         19,013
         Other current assets, net............................................      46,829       36,593         83,422
                                                                                ----------     --------     ----------
           Total current assets...............................................     190,574       45,209        235,783
         Investments in and advances to affiliated companies, accounted for
           under the equity method, net ......................................     348,629      (33,300)(1)    315,329

         Property, plant and equipment, net...................................     457,181      410,331        867,512
         Goodwill and other intangible assets, net............................     409,438      359,905(2)     769,343
         Deferred financing costs, net........................................      41,773           --         41,773
         Non-current restricted cash and other assets, net....................      31,455           --         31,455
                                                                                ----------     --------     ----------
           Total assets.......................................................  $1,479,050     $782,145     $2,261,195
                                                                                ==========     ========     ==========

         LIABILITIES AND STOCKHOLDERS' DEFICIT:
         Accounts payable, accrued liabilities and other current liabilities..  $  144,668     $ 69,921     $  214,589
         Short-term debt......................................................      23,683      135,526(3)     159,209
         Current portion of senior discount notes and other long term debt ...      71,583      304,742        376,325
                                                                                ----------     --------     ----------
           Total current liabilities..........................................     239,934      510,189        750,123
         Senior discount notes and other long-term debt.......................   1,862,697      253,469(4)   2,116,166
         Deferred taxes and other long-term liabilities.......................      35,230       18,487         53,717
                                                                                ----------     --------     ----------
           Total liabilities..................................................   2,137,861      782,145      2,920,006
                                                                                ----------     --------     ----------
         Minority interest in subsidiaries....................................      30,012           --         30,012
                                                                                ----------     --------     ----------
         Preferred stock......................................................      56,039           --         56,039
                                                                                ----------     --------     ----------
         Stockholders' deficit................................................    (744,862)          --       (744,862)
                                                                                ----------     --------     ----------
         Total liabilities and stockholders' deficit..........................  $1,479,050     $782,145     $2,261,195
                                                                                ==========     ========     ==========

         (1)   Represents  the net  decrease in  investments  in and advances to affiliated companies as a result of the NUON Transaction:
                     De-consolidation of UPC's historical investments in and advances to
                        UTH....................................................................       $(130,943)
                     Consolidation of historical UTH investments in and advances to
                        affiliated companies...................................................          97,643
                                                                                                      ---------
                                                                                                      $ (33,300)
                                                                                                      =========
          (2)  Represents  the  increase  in  goodwill  as a result  of the NUON
               Transaction:
                     Consolidation of historical UTH goodwill............................      $ 212,436
                     Additional pro forma goodwill related to the NUON Transaction.......        147,469
                                                                                               ---------
                                                                                               $ 359,905
                                                                                               =========
          (3)  Represents  the pro forma  increase  in  short-term  debt for the portion  of the  seller  financing  from  NUON due no later  than
               November  30,  1999   incurred  in   connection   with  the  NUON
               Transaction.

          (4)  Represents the pro formaincrease in long-term debt as a result of the NUON Transaction:
                     Consolidation of historical UTH long-term debt............        $117,943
                     Seller financing due December 31, 2000....................         135,526
                                                                                       --------
                                                                                       $253,469
                                                                                       ========

          The following unaudited pro forma consolidated condensed statement of operations for the nine months ended November 30, 1998 gives effect to the UTH Transaction and the NUON Transaction as if both had occurred as of the beginning of the fiscal year ended February 28, 1998. The column titled "UTH Transaction" gives pro forma effect to (1) the deconsolidation of the results of operations for the assets contributed to UTH by UPC which are included in UPC's historical results of operations, (2) 51% of the results of operations of UTH on the equity method of accounting, and (3) additional amortization expense related to the excess basis in the equity investment in UTH. The column titled "NUON Transaction" gives pro forma effect to (1) the consolidation of N.V. TeleKabel Beheer for the nine months ended November 30, 1998, (2) the consolidation of the results of operations for the assets contributed to UTH by UPC for the nine months ended November 30, 1998, (3) additional amortization as a result of the step-up in basis of N.V. TeleKabel Beheer recorded under purchase accounting, (4) additional interest expense as a result of the debt incurred by UPC for the acquisition of NUON's interest in UTH, (5) elimination of UPC's pro forma share of results of UTH for the seven months ended September 30, 1998 and elimination of the pro forma amortization of basis difference in UPC's investment in UTH recorded for the UTH Transaction, and (6) elimination of the historical share in results of UTH for the two months ended November 30, 1998. elimination

                                                                         For the Nine Months Ended November 30, 1998
                                                                   --------------------------------------------------------
                                                                                      UTH           NUON
                                                                   Historical     Transaction    Transaction     Pro Forma
                                                                   ----------     -----------    -----------    -----------
                                                                    (United States dollars, in thousands except share and
                                                                                       per share data)
         Registrant Consolidated Condensed Statement of Operations:
         Total revenue..........................................   $  217,011      $(15,388)      $ 76,365      $  277,988

         Operating expense......................................     (104,650)        3,025        (24,065)       (125,690)
         Selling, general and administrative expense............     (126,214)        2,501        (17,242)       (140,955)
         Depreciation and amortization..........................     (144,964)        6,815        (36,745)       (174,894)
                                                                   ----------      --------       --------      ----------
         Net operating loss.....................................     (158,817)       (3,047)        (1,687)       (163,551)
         Interest income........................................       11,894           (24)            24          11,894
         Interest expense.......................................     (144,947)        2,821        (27,664)       (169,790)
         Other expense, net.....................................       (5,248)         (838)           838          (5,248)
                                                                   ----------      --------       --------      ----------
         Net loss before other items............................     (297,118)       (1,088)       (28,489)       (326,695)
         Share in results of affiliated companies, net..........      (40,382)        4,076         (1,354)        (37,660)
         Minority interests in subsidiaries.....................        2,457            --             --           2,457
                                                                   ----------      --------       --------      ----------
         Net loss...............................................   $ (335,043)     $  2,988       $(29,843)     $ (361,898)
                                                                   ==========      ========       ========      ==========
         Basic and diluted net loss per common share (1)........   $    (8.44)                                  $    (9.11)
                                                                   ==========                                   ==========

         Weighted-average number of common shares outstanding...   39,855,215                                   39,855,215
                                                                   ==========                                   ==========

         (1) "Basic and diluted loss" per common share is determined by dividing net loss available to common stockholders by the weighted-average number of common shares outstanding during each period. Net loss available to common stockholders includes the accrual of dividends on convertible preferred stock which are charged directly to additional paid-in capital.

          The following unaudited pro forma consolidated condensed statement of operations for the year ended February 28, 1998 gives effect to the UTH Transaction and the NUON Transaction as if both had occurred as of the beginning of the fiscal year. For all but the last three weeks of the fiscal year ended February 28, 1998 the Registrant owned 50% of UPC and thus recorded its share of the results of UPC under the equity method of accounting.

                                                                            For the Year Ended February 28, 1998
                                                                 -----------------------------------------------------------
                                                                                    Pro Forma Adjustments
                                                                                 ---------------------------
                                                                                        UTH and NUON
                                                                  Historical            Transaction              Pro Forma
                                                                  ----------            ------------           -----------
                                                                   (United States dollars, in thousands except share and
                                                                                       per share data)
         Registrant Condensed Consolidated Statement of Operations:
         Total revenue........................................    $   98,622            $     --               $   98,622

         Operating expense....................................       (65,631)                 --                  (65,631)
         Selling, general and administrative expense..........       (91,356)                 --                  (91,356)
         Depreciation and amortization........................       (91,656)                 --                  (91,656)
                                                                  ----------            --------               ----------
         Net operating loss...................................      (150,021)                 --                 (150,021)
         Gain on sale of investment in affiliated
           companies..........................................        90,020                  --                   90,020
         Interest income......................................         7,806                  --                    7,806
         Interest expense.....................................      (124,288)                 --                 (124,288)
         Provision for loss on investment related costs.......       (14,793)                 --                  (14,793)
         Other expense, net...................................        (5,088)                 --                   (5,088)
                                                                  ----------            --------               ----------
         Net loss before other items..........................      (196,364)                 --                 (196,364)
         Share in results of affiliated companies, net........       (68,645)            (14,356)                 (83,001)
         Minority interest in subsidiaries....................         1,568                  --                    1,568
                                                                  ----------            --------               ----------
         Net loss before extraordinary charge.................      (263,441)            (14,256)                (277,797)
         Extraordinary charge for early retirement of debt....       (79,091)                 --                  (79,091)
                                                                  ----------            --------               ----------
         Net loss.............................................    $ (342,532)           $(14,356)              $ (356,888)
                                                                  ==========            ========               ==========
         Net loss per common share(1):
           Basic and diluted net loss before
             extraordinary charge.............................    $    (6.75)                                  $    (7.11)
           Extraordinary charge...............................         (2.02)                                       (2.02)
                                                                  ----------                                   ----------
           Basic and diluted net loss.........................    $    (8.77)                                  $    (9.13)
                                                                  ==========                                   ==========
         Weighted-average number of common shares
           outstanding........................................    39,211,501                                   39,211,501
                                                                  ==========                                   ==========

          (1) "Basic and diluted loss" per common share is determined by dividing net loss available to common stockholders by the weighted-average number of common shares outstanding during each period. Net loss available to common stockholders includes the accrual of dividends on convertible preferred stock which are charged directly to additional paid-in capital.

(c)       EXHIBITS

10.1 Share Purchase Agreement dated as of January 19, 1999, among UPC, Belmarken Holding B.V., UPC Intermediates B.V., N.V. Nuon Energie-Onderneming voor Gelderland, Friesland en Flevoland, N.V. Kraton, and UTH, as amended by letter agreements dated January 19 and 25, 1999.(1)

10.2      Final  Amendment to Share Purchase  Agreement dated as of February 17,
          1999.(1)

23.1      Consent of PricewaterhouseCoopers N.V.

99.1      Financial   statements  for  N.V.   Telekabel  Beheer  and  pro  forma
          information for UPC.

          ---------------
          (1) Previously filed on Form 8-K.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                       UNITED INTERNATIONAL HOLDINGS, INC.



DATE:  March 12, 1999                       By:  /S/ Valerie L. Cover
                                               ---------------------------------
                                                 Valerie L. Cover
                                                 Vice President and Controller
                                                 (a Duly Authorized Officer and
                                                 Principal Financial Officer)





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